Exhibit 99.1



                   Summary of Options Subject to Acceleration


                                Aggregate number
                               of shares issuable        Weighted average
                                upon accelerated          exercise price
                                 stock options              per share
                              -------------------      -------------------


Executive officers                  20,200                  $ 10.1100
All other employees                146,400                  $ 11.6340
                                   -------
Total                              166,600                  $ 11.4493